UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE HANOVER INSURANCE GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for The Hanover Insurance Group, Inc. Annual Meeting of Shareholders to be held on May 15, 2018 (the “Annual Meeting”) This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement, annual report, directions to the annual meeting and voting instructions, go to www.proxydocs.com/thg. To submit your proxy while visiting this site, you will need the 12 digit control number in the shaded gray box below. Under United States Securities and Exchange Commission rules, proxy materials for the annual shareholders’ meeting can be distributed by making them available on the Internet. We have chosen to use these procedures for our Annual Meeting and request YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper copy in time for this year’s Annual Meeting, please make this request on or before May 5, 2018. For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/thg Proxy Materials Available to View or Receive: Annual Report and Proxy Statement Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com/thg TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com You must use the 12 digit control number located in the shaded gray box below. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. The Hanover Insurance Group, Inc. Notice of Annual Meeting of Shareholders Meeting Type: Annual Meeting Date: Tuesday, May 15, 2018 Time: 9:00 A.M. (Eastern Time) Place: The Hanover Insurance Group, Inc., 440 Lincoln Street, Worcester, MA 01653 The purpose of this Annual Meeting is to take action on the following proposals: The Board of Directors recommends a vote FOR each of the director nominees listed in proposal 1 and FOR proposals 2 and 3. 1. To elect four individuals to the Board of Directors: Nominees: (01) P. Kevin Condron - one-year term expiring in 2019 (02) Kevin J. Bradicich - three-year term expiring in 2021 (03) Cynthia L. Egan - three-year term expiring in 2021 (04) Harriett “Tee” Taggart - three-year term expiring in 2021 2. To approve the advisory vote on the Company’s executive compensation. 3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018. Vote In-Person Instructions: While we encourage shareholders to vote online by the means indicated above, a shareholder is entitled to vote in person at the Annual Meeting. If you wish to vote your shares in person at the Annual Meeting, please register with the Inspector of Elections at the desk marked “Registration” at the entrance to receive a ballot. Proper photo ID is required. Ballots should be returned to the Inspector of Elections in order to be counted. Additionally, a shareholder who has submitted a proxy before the meeting may revoke that proxy in person at the Annual Meeting. Directions to the Annual Meeting can be found at www.proxydocs.com/thg.